SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                          FORM 8-K

                       CURRENT REPORT


                Pursuant to Section 13 of the
               Securities Exchange Act of 1934





                       Date of Report
    (Date of earliest event reported): September 15, 1999


                PRIME RECEIVABLES CORPORATION
     (Originator of the Prime Credit Card Master Trust)

                     9111 Duke Boulevard
                   Mason, Ohio  45040-8999
                       (513) 573-2037


 Delaware                    31-1359594                 0-21118

(State of Incorporation)   (IRS I.D. No.)          (Commission File
                                                        Number)





_________________________________________________________________





Item 5. Other Events.

         None



Item 7.
Financial Statements, Pro Forma Financial Information, and Exhibits.

        The following Exhibits are filed with this Report:

        29.00   Settlement Statement of the Trust
                for the period ended August 28, 1999
                and the related distributions made
                on September 15, 1999.








    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRIME RECEIVABLES CORPORATION



Date:     September 23, 1999          By: /s/  David W. Dawson
                                               David W. Dawson,
                                               Treasurer







                            INDEX TO EXHIBITS


Exhibit                                           Sequentially
Number                   Exhibit                  Numbered Page



29.00       Settlement Statement of the Trust
            for the period ended August 28, 1999
            and the related distributions made
            on September 15, 1999.







                        Exhibit 29.00

      Settlement Statement of the Trust for the Period
           Ending August 28, 1999 and the Related
          Distributions made on September 15, 1999.